Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Spherion Corporation (the “Company”) on Form 10-Q for the period ending March 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Roy G. Krause, President and Chief Executive Officer of the Company, and Mark W. Smith, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roy G. Krause
Roy G. Krause
President and Chief Executive Officer
May 8, 2008

/s/ Mark W. Smith
Mark W. Smith
Executive Vice President and Chief Financial Officer
May 8, 2008